SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2005

Health Enhancement Products, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-30415                                                                     87-0699977

(Commission File Number)                                (I.R.S. Employer Identification No.)

7740 East Evans Rd., Suite A100, Scottsdale, AZ          85260

             (Address of Principal Executive Offices)           (Zip Code)

(480) 385-3800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.02.

Departure of Principal Officer

On March 31, 2005, Jeffery R. Richards resigned his position as full time Chief Financial Officer of the Company.   Mr. Richards has agreed to assist the Company on a part time basis pending the completion and filing of its Form 10KSB for the year ended December 31, 2004 and Form 10QSB for the quarter ended March 31, 2005.  The Company intends to seek a replacement for Mr. Richards as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 1, 2005	HEALTH ENHANCEMENT PRODUCTS, INC.

By: /s/ Howard R. Baer
Howard R. Baer, CEO

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